                                                                    Exhibit 99.2

                           Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                 /s/ Raymond Cahnman
                                                --------------------------------
                                                 Raymond Cahnman

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                 /s/ John E. Callahan
                                                --------------------------------
                                                 John E. Callahan

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                  /s/ Charles P. Carey
                                                 -------------------------------
                                                  Charles P. Carey

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                  /s/ Mark E. Cermak
                                                 -------------------------------
                                                  Mark E. Cermak

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                 /s/ Robert F. Corvino
                                                --------------------------------
                                                 Robert F. Corvino

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                   /s/ Howard R. Feiler
                                                  ------------------------------
                                                   Howard R. Feiler

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                            /s/ Andrew J. Filipowski
                                           -------------------------------------
                                            Andrew J. Filipowski

                                                                    Exhibit 99.2

                             Consent of Person Named
                          as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 11, 2002

                                                  /s/ Veda Kaufman Levin
                                                 -------------------------------
                                                  Veda Kaufman Levin

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                  /s/ James P. McMillin
                                                 -------------------------------
                                                  James P. McMillin

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                   /s/ Nickolas J. Neubauer
                                                  ------------------------------
                                                   Nickolas J. Neubauer

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 12, 2002

                                                        /s/ C.C. Odom, II
                                                       -------------------------
                                                        C.C. Odom, II

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                       /s/ Gary V. Sagui
                                                      --------------------------
                                                       Gary V. Sagui

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                  /s/ James R. Thompson
                                                 -------------------------------
                                                  James R. Thompson

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                    /s/ David J. Vitale
                                                   -----------------------------
                                                    David J. Vitale

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                 /s/ Michael D. Walter
                                                --------------------------------
                                                 Michael D. Walter

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                  /s/ Walt K. Weissman
                                                 -------------------------------
                                                  Walt K. Weissman

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


September 21, 2002

                                                /s/ Ralph Weems
                                                --------------------------------
                                                Ralph Weems